                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                August 22, 1996


                         COAST HOTELS AND CASINOS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Nevada                         333-4356                      88-0345706
(STATE OR OTHER                (COMMISSION FILE               (I.R.S. EMPLOYER
JURISDICTION OF                     NUMBER)                  IDENTIFICATION NO.)
INCORPORATION)

          4000 West Flamingo Road, Las Vegas, Nevada           89103

           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 367-7111

                                     None
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               Page 1 of 5 Pages
                            Exhibit Index at Page 4
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ITEM 5.  OTHER EVENTS.

          On August 22, 1996, Coast Hotels and Casinos, Inc. ("Coast Hotels") consummated an exchange offer in which it exchanged $175 million principal amount of newly issued Series B 13% First Mortgage Notes due 2002 for a like amount of its outstanding Series A 13% First Mortgage Notes due 2002 (the "Series A Notes"). The offer and withdrawal rights expired at 5:00 p.m., New York City time on Thursday, August 22, 1996, at which time the entire $175 million outstanding principal amount of the Series A Notes had been tendered and not withdrawn. Coast Hotels has accepted for payment all Series A Notes validly tendered and not withdrawn prior to the expiration of the offer.

          A copy of the press release dated August 23, 1996 issued by Coast Hotels relating to the consummation of the exchange offer is filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibits
       --------

         99.1      August 23, 1996 Press Release.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COAST HOTELS AND CASINOS, INC., a Nevada corporation


                                       By:     /s/GAGE PARRISH
                                              ---------------------------------
                                       Name:  Gage Parrish
                                       Title: Vice President and Chief Financial
August 23, 1996




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                                  EXHIBIT INDEX



Exhibit No.               Description
- -----------      ------------------------------

   99.1          August 23, 1996 Press Release.


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